UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 31, 2005

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, or registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

The October 2005 slides and Investment Profile containing information to be presented at investor conferences are attached hereto as exhibits to this report and are incorporated herein in their entirety by this reference. These exhibits may also be accessed at Gallagher’s website (www.ajg.com). This information is being furnished pursuant to Item 7.01, “Regulation FD Disclosure.” These exhibits include certain non-GAAP financial measures. A reconciliation of those measures to the most directly related comparable GAAP measures is also available on Gallagher’s website at www.ajg.com.

Item 9.01.	Financial Statements and Exhibits

99.1	October 2005 slides for Arthur J. Gallagher & Co.’s presentations at investor conferences.

99.2	Arthur J. Gallagher & Co. October 2005 Investment Profile.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: October 31, 2005	/s/ RICHARD C. CARY
Richard C. Cary Controller and Chief Accounting Officer (duly authorized officer)

Arthur J. Gallagher & Co.

Current Report On Form 8-K

Exhibit Index

Exhibit No.	Description

99.1	October 2005 slides for Arthur J. Gallagher & Co.’s presentations at investor conferences.

99.2	Arthur J. Gallagher & Co. October 2005 Investment Profile.